FULLAND LIMITED AND SUBSIDIARIES
CONSOLIDATED FINANCIAL STATEMENTS
June 30, 2007

FULLAND LIMITED AND SUBSIDIARIES
INDEX TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
June 30, 2007

CONTENTS

Consolidated Financial Statements:

Consolidated Balance Sheet - As of June 30, 2007 (Unaudited)	F-2

Consolidated Statements of Operations -
For the Six Months Ended June 30, 2007 and 2006 (Unaudited)	F-3

Consolidated Statements of Cash Flows -
For the Six Months Ended June 30, 2007 and 2006 (Unaudited)	F-4

Notes to Unaudited Consolidated Financial Statements	F-5 to F-14

FULLAND LIMITED AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEET
June 30, 2007
(Unaudited)

ASSETS

CURRENT ASSETS:
Cash and cash equivalents	$103,419
Accounts receivable, net of allowance for doubtful accounts of $359,004	3,998,096
Inventories, net of reserve for obsolete inventory of $229,359	906,207
Advances to suppliers	2,468,681
Prepaid expenses and other	18,362

Total Current Assets	7,494,765

PROPERTY AND EQUIPMENT - Net	6,556,926

OTHER ASSETS:
Intangible assets, net of accumulated amortization	487,393
Investments in cost and equity method investees	98,363
Due from related parties	4,653,318

Total Assets	$19,290,765

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
Loan payable	$655,755
Accounts payable	1,427,513
Accrued expenses	139,347
VAT and service taxes payable	2,355,233
Advances from customers	1,433,053
Income taxes payable	3,595,033

Total Current Liabilities	9,605,934

STOCKHOLDERS' EQUITY:
Common stock ($1.00 par value; 50,000 shares authorized; 50,000 shares issued and outstanding)	50,000
Additional paid-in capital	1,723,970
Retained earnings	7,355,017
Other comprehensive gain - cumulative foreign currency translation adjustment	555,844

Total Stockholders' Eqauity	9,684,831

Total Liabilities and Stockholders' Equity	$19,290,765

See notes to unaudited cosolidated financial statements

FULLAND LIMITED AND SUBSIDIARES
CONSOLIDTAED STATEMENTS OF OPERATIONS
(Unaudited)

	For the Six Months Ended
	June 30,
	2007	2006

NET REVENUES	$8,589,182	$6,476,010

COST OF SALES	6,197,569	4,835,986

GROSS PROFIT	2,391,613	1,640,024

OPERATING EXPENSES:
Depreciation and amortization expense	139,268	132,208
Selling, general and administrative	342,942	222,695

Total Operating Expenses	482,210	354,903

INCOME FROM OPERATIONS	1,909,403	1,285,121

OTHER INCOME (EXPENSE):
Interest income	281	4,612
Interest expense	(21,414)	(10,751)

Total Other Income (Expense)	(21,133)	(6,139)

INCOME BEFORE INCOME TAXES	1,888,270	1,278,982

INCOME TAXES	600,254	450,326

NET INCOME	$1,288,016	$828,656

COMPREHENSIVE INCOME:
NET INCOME	$1,288,016	$828,656

OTHER COMPREHENSIVE INCOME:
Unrealized foreign currency translation gain	224,296	43,149

COMPREHENSIVE INCOME	$1,512,312	$871,805

See notes to unaudited consolidated financial statements

FULLAND LIMITED AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	For the Six Months Ended
	June 30,
	2007	2006

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$1,288,016	$828,656
Adjustments to reconcile net income from operations to net cash provided by (used in) operating activities:
Depreciation and amortization	299,451	284,502
Increase in allowance for doubtful accounts	133,693	37,492
Increase in reserve for inventory obsolescence	71,853	116,572
Changes in assets and liabilities:
Accounts receivable	(1,706,864)	(619,892)
Inventories	580,971	(688,449)
Prepaid and other current assets	71,321	(1,821)
Advanced to suppliers	(860,923)	(553,027)
Accounts payable	781,112	(232,826)
Accrued expenses	(6,938)	(665,541)
VAT and service taxes payable	461,352	223,432
Income taxes payable	603,112	441,466
Advances from customers	1,231,834	120,884

NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES	2,947,990	(708,552)

CASH FLOWS FROM INVESTING ACTIVITIES:
Decrease (increase) in due from related parties	(3,523,139)	1,989,232
Purchase of property and equipment	(7,740)	(15,376)

NET CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES	(3,530,879)	1,973,856

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from loans payable	258,736	-
Repayments of related party advances	-	(1,288,507)

NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES	258,736	(1,288,507)

EFFECT OF EXCHANGE RATE ON CASH	6,182	1,829

NET DECREASE IN CASH	(317,971)	(21,374)

CASH - beginning of year	421,390	230,179

CASH - end of period	$103,419	$208,805

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid for:
Interest	$21,414	$10,751
Income taxes	$-	$-

See notes to unaudited combined financial statements.

FULLAND LIMITED AND SUBSIDIARIES
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
JUNE 30, 2007

NOTE 1 – ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization

Fulland Limited (“Fulland” or the “Company”) was established on May 9, 2007, under the laws of the Cayman Islands. The majority shareholders of Fulland are Chinese citizens who own 100% of Wuxi Huayang Dyeing Machinery Co., Ltd. and Wuxi Huayang Electrical Equipment Co., Ltd. (the “Huayang Companies”) which are limited liability companies and were formed under laws of the People’s Republic of China (“PRC”). Fulland was established as a “special purpose vehicle” for foreign fund raising for the Huayang Companies. China State Administration of Foreign Exchange (“SAFE”) requires the owners of any Chinese companies to obtain SAFE’s approval before establishing any offshore holding company structure for foreign financing as well as subsequent acquisition matter under the “Circular 106” in PRC. On October 11, 2007, Fulland was approved by local Chinese SAFE as a “special purpose vehicle” offshore company.

On September 29, 2007, Fulland established a 100% owned subsidiary, Greenpower Environmental Technology (Shanghai) Co. Ltd. (“Greenpower”), in PRC as a wholly owned foreign limited liability company. Greenpower is engaged in the design and manufacture of ring work steel pieces, sewage-treatment equipment and related parts or fittings and the sale of such product and relevant consulting services or post-sale services.

 On October 12, 2007, Greenpower entered a series of contractual arrangements (the “Contractual Arrangements”) with the Huayang Companies and its shareholders in which Greenpower takes over management of business activities of the Huayang Companies and holds a 100% variable interest in the Huayang Companies. The Contractual Arrangements are comprised of a series of agreements, including a Consulting Services Agreement and an Operating Agreement, through which Greenpower has the right to advise, consult, manage and operate each of Huayang Companies, and collect and own all of their respective net profits. Additionally, the Huayang Companies Shareholders have granted their voting rights over the Huayang Companies to Greenpower. In order to further reinforce Greenpower’s rights to control and operate the Huayang Companies, the Huayang Companies and its shareholders have granted Greenpower, the exclusive right and option to acquire all of their equity interests in the Huayang Companies or, alternatively, all of the assets of the Huayang Companies. Further Huayang Companies Shareholders have pledged all of their rights, titles and interests in the Huayang Companies to Greenpower. As both companies are under common control, this has been accounted for as a reorganization of entities and the financial statements have been prepared as if the reorganization had occurred retroactively. The Company consolidates the Huayang Companies results, assets and liabilities in its financial statements.

Through Greenpower, Fulland operates and controls the Huayang Companies through the Contractual Arrangements. The reasons that Fulland used the contractual arrangements to acquire control of the Huayang Companies, instead of using a complete acquisition of the Huayang Companies assets or equity to make the Huayang Companies a wholly-owned subsidiary of Fulland, are that (i) new PRC laws governing share exchanges with foreign entities, which became effective on September 8, 2006, make the consequences of such acquisitions uncertain and (ii) other than by share exchange, PRC law requires the Huayang Companies be acquired for cash and Fulland was not able to raise sufficient funds to pay the full appraised value for the Huayang Companies assets or shares as required under PRC law.

FULLAND LIMITED AND SUBSIDIARIES
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
June 30, 2007

NOTE 1 – ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Wuxi Huayang Dyeing Machinery Co., Ltd.

Wuxi Huayang Dyeing Machinery Co., Ltd. (“Dyeing”) is a Chinese limited liability company and was formed under laws of the People’s Republic of China on August 17, 1995. Dyeing produces a variety of high and low temperature dyeing and finishing machinery.

Wuxi Huayang Electrical Equipment Co., Ltd.

Wuxi Huayang Electrical Equipment Co., Ltd. (“Electric”) a Chinese limited liability company and was formed under laws of the People’s Republic of China on May 21, 2004. Electric is a manufacturer of electric power auxiliary apparatuses (including coking equipment) and a provider of relevant engineering services. Electric equipment products mainly include various auxiliary equipment of power stations, chemical equipment, dust removal and environmental protection equipment, and metallurgy non- standard equipment.

Basis of presentation

The financial statements are prepared in accordance with generally accepted accounting principles in the United States of America ("US GAAP"). The consolidated financial statements of Dyeing and Electric (collectively refer to as “the Company”) are consolidated because each company is owned beneficially by identical stockholders. All significant intercompany accounts and transactions have been eliminated in the combination.

The accompanying unaudited consolidated financial statements have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission (“SEC”). The accompanying consolidated financial statements for the interim periods are unaudited and reflect all adjustments (consisting only of normal recurring adjustments) which are, in the opinion of management, necessary for a fair presentation of the financial position and operating results for the periods presented. These consolidated financial statements should be read in conjunction with the consolidated financial statements for the year ended December 31, 2006 and notes thereto contained on elsewhere this Form 8-K. The results of operations for the six months ended June 30, 2007 are not necessarily indicative of the results for the full fiscal year ending December 31, 2007.

Use of estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates. Significant estimates in 2007 include the allowance for doubtful accounts, the allowance for obsolete inventory, the useful life of property and equipment and intangible assets, and accruals for taxes due.

Fair value of financial instruments

The carrying amounts reported in the balance sheet for cash, accounts receivable, loans payable, accounts payable and accrued expenses, customer advances, and amounts due from related parties approximate their fair market value based on the short-term maturity of these instruments.

Cash and cash equivalents

For purposes of the consolidated statements of cash flows, the Company considers all highly liquid instruments purchased with a maturity of three months or less and money market accounts to be cash equivalents.

FULLAND LIMITED AND SUBSIDIARIES
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
June 30, 2007

NOTE 1 – ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Accounts receivable

The Company has a policy of reserving for uncollectible accounts based on its best estimate of the amount of probable credit losses in its existing accounts receivable. The Company periodically reviews its accounts receivable to determine whether an allowance is necessary based on an analysis of past due accounts and other factors that may indicate that the realization of an account may be in doubt. Account balances deemed to be uncollectible are charged to the allowance after all means of collection have been exhausted and the potential for recovery is considered remote. At June 30, 2007, the Company has established, based on a review of its outstanding balances, an allowance for doubtful accounts in the amount of $359,004.

Inventories

Inventories, consisting of raw materials and finished goods related to the Company’s products are stated at the lower of cost or market utilizing the weighted average method. An allowance is established when management determines that certain inventories may not be saleable. If inventory costs exceed expected market value due to obsolescence or quantities in excess of expected demand, the Company will record reserves for the difference between the cost and the market value. These reserves are recorded based on estimates. The Company recorded an inventory reserve of $229,359 at June 30, 2007.

Property and equipment

Property and equipment are carried at cost and are depreciated on a straight-line basis over the estimated useful lives of the assets. The cost of repairs and maintenance is expensed as incurred; major replacements and improvements are capitalized. When assets are retired or disposed of, the cost and accumulated depreciation are removed from the accounts, and any resulting gains or losses are included in income in the year of disposition. In accordance with Statement of Financial Accounting Standards (SFAS) No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets", the Company examines the possibility of decreases in the value of fixed assets when events or changes in circumstances reflect the fact that their recorded value may not be recoverable.

Investment in non-marketable equity securities

Certain securities that the Company may invest in can be determined to be non-marketable. Non-marketable securities where the Company owns less than 20% of the investee are accounted for at cost pursuant to APB No. 18, “The Equity Method of Accounting for Investments in Common Stock” (“APB 18”). At June 30, 2007, the Company has a 5% membership interest in Wuxi Huayang Yingran Machinery Co. Ltd. (“Yingran”) amounting to $32,788 which is reflected on the accompanying consolidated balance sheet as investments in cost and equity method investees.

The Company has a 33% member interest in Wuxi Huayang Boiler Company, Ltd. (“Boiler”) that it exerts significant influence over its operations, but does not control. Accordingly, the Company is applying the equity method of accounting for this investment. At December 31, 2006, the Company’s investment in Boiler amounted to $65,575 which is reflected on the accompanying consolidated balance sheet as investments in cost and equity method investees.

The Company monitors its investment in non-marketable securities and will recognize, if ever existing, a loss in value which is deemed to be other than temporary.

FULLAND LIMITED AND SUBSIDIARIES
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
JUNE 30, 2007

NOTE 1 – ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Impairment of long-lived assets

In accordance with Statement of Financial Accounting Standards (SFAS) No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets," The Company periodically reviews its long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets may not be fully recoverable. The Company recognizes an impairment loss when the sum of expected undiscounted future cash flows is less than the carrying amount of the asset. The amount of impairment is measured as the difference between the asset’s estimated fair value and its book value. The Company did not consider it necessary to record any impairment charges during the six months ended June 30, 2007.

Advances from customers

Advances from customers at June 30, 2007 of $1,433,053 consist of prepayments from third party customers to the Company for merchandise that had not yet shipped. The Company will recognize the deposits as revenue as customers take delivery of the goods, in compliance with its revenue recognition policy.

Income taxes

The Company is governed by the Income Tax Law of the People’s Republic of China and the United States. Income taxes are accounted for under Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes," which is an asset and liability approach that requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been recognized in the Company's financial statements or tax returns.

Revenue recognition

Product sales

Product sales are generally recognized when title to the product has transferred to customers in accordance with the terms of the sale. The Company recognizes revenue in accordance with the Securities and Exchange Commission’s (SEC) Staff Accounting Bulletin (SAB) No. 101, “Revenue Recognition in Financial Statements” as amended by SAB No. 104 (together, “SAB 104”), and Statement of Financial Accounting Standards (SFAS) No. 48 “Revenue Recognition When Right of Return Exists.” SAB 104 states that revenue should not be recognized until it is realized or realizable and earned. In general, the Company records revenue when persuasive evidence of an arrangement exists, services have been rendered or product delivery has occurred, the sales price to the customer is fixed or determinable, and collectibility is reasonably assured.

SFAS No. 48 states that revenue from sales transactions where the buyer has the right to return the product shall be recognized at the time of sale only if the seller’s price to the buyer is substantially fixed or determinable at the date of sale, the buyer has paid the seller, or the buyer is obligated to pay the seller and the obligation is not contingent on resale of the product, the buyer’s obligation to the seller would not be changed in the event of theft or physical destruction or damage of the product, the buyer acquiring the product for resale has economic substance apart from that provided by the seller, the seller does not have significant obligations for future performance to directly bring about resale of the product by the buyer, and the amount of future returns can be reasonably estimated.

FULLAND LIMITED AND SUBSIDIARIES
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
JUNE 30, 2007

NOTE 1 – ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Revenue recognition (continued)

The Company accounts for sales returns in accordance with Statements of Financial Accounting Standards (SFAS) No. 48, Revenue Recognition When Right of Return Exists, by establishing an accrual in an amount equal to its estimate of sales recorded for which the related products are expected to be returned. The Company determines the estimate of the sales return accrual primarily based on historical experience regarding sales return, but also by considering other factors that could impact sales returns. These factors include levels of inventory in the distribution channel, estimated shelf life, product discontinuances, price changes of competitive products, introductions of generic products and introductions of competitive new products.

Concentrations of credit risk

Financial instruments which potentially subject the Company to concentrations of credit risk consist principally of cash and trade accounts receivable. Substantially all of the Company’s cash is maintained with state-owned banks within the People’s Republic of China of which no deposits are covered by insurance. The Company has not experienced any losses in such accounts and believes it is not exposed to any risks on its cash in bank accounts. A significant portion of the Company's sales are credit sales which are primarily to customers whose ability to pay is dependent upon the industry economics prevailing in these areas; however, concentrations of credit risk with respect to trade accounts receivables is limited due to generally short payment terms. The Company also performs ongoing credit evaluations of its customers to help further reduce credit risk.

Shipping costs

Shipping costs are included in cost of sales and totaled $0 and $40,141 for the six months ended June 30, 2007 and 2006, respectively.

Advertising

Advertising is expensed as incurred. Advertising expenses amounted to $0 and $1,617 for the six months ended June 30, 2007 and 2006, respectively.

Foreign currency translation

The reporting currency is the U.S. dollar. The functional currency of the Company is the local currency, the Chinese Renminbi (“RMB”). The financial statements of the Company are translated into United States dollars using year-end rates of exchange for assets and liabilities, and average rates of exchange for the period for revenues, costs, and expenses. Translation adjustments resulting from the process of translating the local currency financial statements into U.S. dollars are included in determining comprehensive income. The cumulative translation adjustment and effect of exchange rate changes on cash at June 30, 2007 was $6,182.

FULLAND LIMITED AND SUBSIDIARIES
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
JUNE 30, 2007

NOTE 1 – ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Research and development

Research and development costs are expensed as incurred. For the six months ended June 30, 2007 and 2006, research and development costs were not material.

Accumulated other comprehensive income

Accumulated other comprehensive income consisted of unrealized gains on currency translation adjustments from the translation of financial statements from Chinese RMB to US dollars. For the six months ended June 30, 2007, accumulated other comprehensive income was $224,296.

Recent Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes,” an interpretation of FASB Statement No. 109 (“SFAS 109”). The interpretation clarifies the accounting for uncertainty in income taxes recognized in an entity’s financial statements in accordance with SFAS 109, “Accounting for Income Taxes.” It prescribes a recognition threshold and measurement attribute for financial statement recognition and measurement of a tax position taken or expected to be taken on a tax return. FIN 48 is effective for fiscal years beginning after December 15, 2006. The Company is currently evaluating the impact, if any, of FIN 48 on its financial statements.

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements” (SFAS 157), which provides guidance for how companies should measure fair value when required to use a fair value measurement for recognition or disclosure purposes under generally accepted accounting principle (GAAP). SFAS 157 is effective for fiscal years beginning after November 15, 2007. The Company is currently assessing the impact, if any, the adoption of SFAS 157 will have on its financial statements.

In December 2006, FASB Staff Position No. EITF 00-19-2, “Accounting for Registration Payment Arrangements,” was issued. The FSP specifies that the contingent obligation to make future payments or otherwise transfer consideration under a registration payment arrangement, whether issued as a separate agreement or included as a provision of a financial instrument or other agreement, should be separately recognized and measured in accordance with SFAS No. 5, “Accounting for Contingencies.” The Company believes that its current accounting is consistent with the FSP. Accordingly, adoption of the FSP had no effect on its financial statements.

In February 2007, the FASB issued SFAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities, Including an Amendment of FASB Statement No. 115”, under which entities will now be permitted to measure many financial instruments and certain other assets and liabilities at fair value on an instrument-by-instrument basis. This Statement is effective as of the beginning of an entity’s first fiscal year that begins after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of SFAS 157. The Company is currently assessing the impact, if any, the adoption of SFAS 159 will have on its financial statements.

FULLAND LIMITED AND SUBSIDIARIES
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
JUNE 30, 2007

NOTE 2 - INVENTORIES

At June 30, 2007, inventories consisted of the following:

Raw materials	$1,135,566

Less: Reserve for obsolete inventory	(229,359)
$906,207

NOTE 3 - PROPERTY AND EQUIPMENT

At June 30, 2007, property and equipment consist of the following:

	Useful Life
Office equipment and furniture	5-8 Years	$72,001
Manufacturing equipment	10 – 15 Years	3,373,813
Vehicles		60,369
Building and building improvements	20 – 40 Years	5,399,818
		8,906,001
Less: accumulated depreciation		(2,349,075)

		$6,556,926

For the six months ended June 30, 2007 and 2006, depreciation expense amounted to $294,281 and $279,531, of which $160,183 and $152,294 is included in cost of sales, respectively.

NOTE 4 – INTANGIBLE ASSETS

The Company has land use rights pursuant to an agreement with the Chinese government. The land use rights are valued at a fixed amount RMB 3,995,995, fluctuated by the exchange rate. At June 30, 2007, the land use rights are valued at $524,079. Under the terms of the agreement, the Company has rights to use certain land until October 30, 2053. The Company amortizes these land use rights over the contract period beginning November 1, 2003. For the six months ended June 30, 2007 and 2006, amortization expense amounted to $5,170 and $4,971, respectively.

		2007
Land Use Rights	Estimated Life 50 year	$524,079
Less: Accumulated Amortization		(36,686)
		$487,393

Amortization expense attributable to future periods is as follows:

Year ending December 31:
2007	$5,170
2008	10,340
2009	10,340
2010	10,340
Thereafter	451,203
$487,393

FULLAND LIMITED AND SUBSIDIARIES
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
JUNE 30, 2007

NOTE 5 – LOAN PAYABLE

At June 30, 2007, the Company had loans with two banks in the amount of $655,755. The loans bears interest range from 6.633% to 6.9345% per annum. Of the $655,755, $262,302 is due in December 2007 and $393,453 is due in February 2008.

NOTE 6 – RELATED PARTY TRANSACTIONS

Due from related parties

From time to time, the Company advanced funds to companies partially owned by the Company for working capital purposes. These advances are non interest bearing, unsecured and payable on demand. At June 30, 2007, the Company had a receivable from affiliated entities partially owned by the Company of $504,962. Through monthly payments, the Company intends on prepay these advances. At June 30, 2007, due from related parties was due from the following;

Name	Relationship	Amount
Yingran	Cost method investee	$169,447
Boiler	Equity method investee and common ownership	335,515

		$504,962

An officer/owner of the Company has two bank accounts in her name that have been assigned to the Company and are being used by the Company in its operations. At June 30, 2007, the balance in this bank account amounted to $4,148,356 and has been reflected as due from related parties on the accompanying consolidated balance sheet.

NOTE 6 – INCOME TAXES

The Company accounts for income taxes under Statement of Financial Accounting Standards No. 109, ‘‘Accounting for Income Taxes’’ (‘‘SFAS 109’’). SFAS 109 requires the recognition of deferred tax assets and liabilities for both the expected impact of differences between the financial statements and the tax basis of assets and liabilities, and for the expected future tax benefit to be derived from tax losses and tax credit carryforwards. SFAS 109 additionally requires the establishment of a valuation allowance to reflect the likelihood of realization of deferred tax assets. Realization of deferred tax assets are dependent upon future earnings, if any, of which the timing and amount are uncertain.

The operations of the Company are in China and are governed by the Income Tax Law of the People's Republic of China and local income tax laws (the "PRC Income Tax Law"). Pursuant to the PRC Income Tax Law, the Company is subject to tax at a statutory rate of 33% (30% state income tax plus 3% local income tax).

FULLAND LIMITED AND SUBSIDIARIES
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
JUNE 30, 2007

NOTE 6 – INCOME TAXES (continued)

Business Tax and Value Added Tax

The Company is subject to value added tax (“VAT”) for manufacturing products and business tax for services provided. The applicable VAT tax rate is 17% for products sold in the PRC, and the business tax rate is 5% for services provided in PRC. The amount of VAT liability is determined by applying the applicable tax rate to the invoiced amount of goods sold (output VAT) less VAT paid on purchases made with the relevant supporting invoices (input VAT). Under the commercial practice of the PRC, the Company paid value added taxes (“VAT”) and business tax based on tax invoices issued. The tax invoices may be issued subsequent to the date on which revenue is recognized, and there may be a considerable delay between the date on which the revenue is recognized and the date on which the tax invoice is issued. In the event that the PRC tax authorities dispute the date of which revenue is recognized for tax purposes, the PRC tax office has the right to assess a penalty, which can range from zero to five times the amount of the taxes which are determined to be late or deficient. According to the PRC tax laws, any potential tax penalty payable on late or deficient payments of this tax could be between zero and five times the amount of the late or deficient tax payable, and will be expensed as a period expense if and when a determination has been made by the taxing authorities that a penalty is due. At June 30, 2007, the Company has accrued $2,355,233 of value-added and service taxes.

NOTE 7 - SEGMENT INFORMATION

The following information is presented in accordance with SFAS No. 131, Disclosure about Segments of an Enterprise and Related Information. For the six months ended June 30, 2007 and 2006, the Company operated in two reportable business segments - (1) the manufacture and distribution of pharmaceutical products and (2) the retailing of traditional and Chinese medicines and supplies through ten drug stores located in Beijing China and other ancillary revenues generated from retail location such as advertising income, rental income, and examination income. The Company's reportable segments are strategic business units that offer different products. They are managed separately based on the fundamental differences in their operations.

Information with respect to these reportable business segments for the six months ended June 30, 2007 and 2006 is as follows:

2007	Manufacture of Dyeing & Finishing Equipment	Manufacture of Electrical Equipment	Total

Net Revenues	$8,199,433	$389,749	$8,589,182

Cost of Sales (excluding depreciation)	5,791,467	245,919	6,037,386
Operating expenses (excluding depreciation and amortization)	303,339	39,603	342,942
Depreciation and Amortization	185,813	113,638	299,451
Interest Income	(281)	-	(281)
Interest Expense	-	21,414	21,414
Income Tax Expense	589,761	10,493	600,254

Net Income	$1,329,334	$(41,318)	$1,288,016

FULLAND LIMITED AND SUBSIDIARIES
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
JUNE 30, 2007

NOTE 7 - SEGMENT INFORMATION (continued)

2006	Manufacture of Dyeing & Finishing Equipment	Manufacture of Electrical Equipment	Total

Net Revenues	$6,291,335	$184,675	$6,476,010

Cost of Sales (excluding depreciation)	4,552,081	131,611	4,683,692
Operating expenses (excluding depreciation and amortization)	204,130	18,565	222,695
Depreciation and Amortization	177,351	107,151	284,502
Interest Income	(4,612)	-	(4,612)
Interest Expense	10,751	-	10,751
Income Tax Expense	445,819	4,507	450,326

Net Income (Loss)	$905,815	$(77,159)	$828,656

Asset information by reportable segment is not reported to or reviewed by the chief operating decision maker and, therefore, the Company has not disclosed asset information for each reportable segment. All of the Company’s assets are located in China.

NOTE 8 – OPERATING RISK

(a) Country risk

Currently, the Company’s revenues are primarily derived from the sale of machinery to customers in the Peoples Republic of China (PRC). The Company hopes to expand its operations to countries outside the PRC, however, such expansion has not been commenced and there are no assurances that the Company will be able to achieve such an expansion successfully. Therefore, a downturn or stagnation in the economic environment of the PRC could have a material adverse effect on the Company’s financial condition.

(b) Products risk

In addition to competing with other manufacturers of machinery, the Company competes with larger Chinese companies who may have greater funds available for expansion, marketing, research and development and the ability to attract more qualified personnel. These Chinese companies may be able to offer products at a lower price. There can be no assurance that the Company will remain competitive should this occur.